Pruco Life Insurance Company	Christopher J. Madin Vice President, Corporate Counsel Pruco Life Insurance Company 280 Trumbull Street Hartford, CT 06103 (860) 534-6087 christopher.madin@prudential.com September 5, 2025

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:    Pruco Life Insurance Company (“Depositor”)
Pruco Life PRUvider Variable Appreciable Account (“Registrant”) (File No. 811-07040)

Dear Commissioners:

Pruco Life Insurance Company (“We”), on behalf of the Registrant, has transmitted (or will transmit) to contract owners the semi-annual reports for the underlying funds for the period ending June 30, 2025.

Fund Company	1940 Act Registration No.
The Prudential Series Fund, Inc.	811-03623

We understand that the Fund Companies each have filed or will file their reports with the Commission under separate cover.

If you have any questions regarding this filing, please contact me at (860) 534-6087.

Sincerely,

/s/ Christopher J. Madin
Christopher J. Madin

VIA EDGAR